©2009 ADS Alliance Data Systems, Inc. Alliance Data NYSE: ADS Fourth Quarter 2009 Exhibit 99.1

Q4 2009 ADS Roadshow 2
©2009 ADS Alliance Data Systems, Inc.
Alliance Data:  A Unique Business Model
•
Highly sophisticated transaction-based programs are measurable, trackable and allow for micro-segmentation of clients’ customers.
•
Drives high, measurable ROIs for our clients and displaces
traditional marketing channels–a $670 billion market.
•
Comprehensive nature of our programs cuts across many traditional industries.
Largest and Most Comprehensive Provider of Transaction-
based Marketing and Loyalty Solutions
• Multi-channel marketing strategy
• Data products
• Database design and build
• Analytics
• Permission-based email
• Customer care
• Processing
• Credit

Q4 2009 ADS Roadshow 3
©2009 ADS Alliance Data Systems, Inc.
LoyaltyOne
+5-7%
Q2’09
Q3’09 Q4’09e
-4%
-2%
+5%
-5%
+3%
Q1’09
2009 Miles Issued
Year Over Year Growth
Canada – Air Miles
International Expansion Brazil – Dotz
• New Coalition

Q4 2009 ADS Roadshow 4
©2009 ADS Alliance Data Systems, Inc.
Epsilon
•
Double-digit Growth in Core
Business (Marketing, Database,
Digital)
•
Data Business Soft Due to Weak
Catalog Volumes
•
Total Business
•
Year to Date: Flat
•
Year to Date Record Signings
•
Twice Normal Pace
•
Q4: Bounce Back to Growth
Core
Marketing
Database
Digital
Data
(Primarily
Abacus)
2009 Revenue

Q4 2009 ADS Roadshow 5
©2009 ADS Alliance Data Systems, Inc.
Private Label Services & Credit
Credit Losses: 2007 2008 Q1 ’09 Q2 ’09 Q3 ’09 Q4 ’09e
Avg. Unemployment Rate 4.7% 6.1% 8.1% 9.3% 9.6% 10.0%
Total Credit Losses 5.8% 7.3% 8.8% 9.8% 9.4% 9.5%
Spread (110bps) (120bps) (70bps) (50bps) +20bps +50bps
Q1’09 Q2 ‘09 Q3’09
+3%
-3%
FY 2008
2009 Credit Sales
Year over Year Growth
+6%
+9%
+12%
-3%
+3%
+6%
+13%
+17%-20%
Q4’09e

Q4 Outlook

- Loyalty – Continuation of Solid Results
- Loyalty – FX
- Epsilon – Bounces Back to Growth
- Private Label
    - Charming Shoppes ($500 Million File)
    - Gain on Charming Purchase
    - Core - Excluding Charming
        - Credit Sales/Portfolio Growth Double-Digits
        - Stable Funding Rates
        - Stable (Mid-9's) Credit Losses
            - Oct. 9.9%, Nov. 9.4%, Dec. 9.4%
- Share Count – Lower

⇓

Maintain Full-Year Cash EPS of $5.15 ↑ 17%

(includes $160MM or $1.75/share in Headwinds)

AllianceData

Q4 2009 ADS Roadshow 6 ©2009 ADS Alliance Data Systems, Inc. Finishing 2009

Q4 2009 ADS Roadshow 7 ©2009 ADS Alliance Data Systems, Inc. 2010

Q4 2009 ADS Roadshow 8
©2009 ADS Alliance Data Systems, Inc.
Building 2010
Revenue EBITDA Cash EPS
$483MM
0
$25MM
$508MM
$2.0BN
$141MM
0
$10MM
$151MM
$604MM
$1.40
<0.18>
0.11
$1.33
$5.32
2009 Clean Jump-off Rate
2009 Quarterly Jump-Off Rate
Annualized Jump-off Rate
Q3 ’09 Actual
Go Forward (Charming)
One Timers (Tax Credit)

Q4 2009 ADS Roadshow 9 ©2009 ADS Alliance Data Systems, Inc. 2009 Clean Jump-off (incl. Charming) 2010 Guidance Revenues $2.0 BN $2.15 BN EBITDA $604MM $650MM CASH EPS $5.32/sh $6.00/sh 2010 Outlook

Q4 2009 ADS Roadshow 10
©2009 ADS Alliance Data Systems, Inc.
Epsilon:
Private Label:
Loyalty:
• Signings in Database/Digital Running 2x Normal
• 8% Topline, 10% EBITDA Growth
• Core Credit Sales & Portfolio Growth Double Digit + Charming
• Funding & Loss Rates Stable
• Double-digit Financial Growth + Charming Exceptional Year
• Guidance Includes ($20MM) One-timer (Card Act Requirements)
• Revenue Solid (Driven by Miles Redeemed)
• Cash Flow Strong (Driven by Miles Issued)
• EBITDA Soft (Driven by Prior Years’ Miles Issued)
• Historically, Double-digit Issuance Double-digit EBITDA
• 2010: Wtd. Avg. Rate Drops to from 10% Norm to 6%
• EBITDA Mid-Single Digits
• Guidance Includes Brazil Coalition & Int’l Efforts ($15 - $20 MM)
2010 Outlook

Q4 2009 ADS Roadshow 11
©2009 ADS Alliance Data Systems, Inc.
•
Strong Year Across All Businesses
•
Tempered By:
•
($20MM) One-Time Expense (Card Act)
•
($15-20MM) Expenses For Brazil / Int’l Coalitions
•
Soft EBITDA Growth at Loyalty (Timing)
•
Not Assumed In Guidance: Strong Macro Turn
•
Long-Term “Fully Normalized” Incremental
•
Epsilon:
•
Private Label:
•
Private Label:
+$ 15MM $0.17 (Abacus)
+$ 20MM $0.23 (Consumer Spend)
+$150MM $1.70 (Losses:  9.5% 6.5%)
+$185MM +$2.10/Sh.
2010 Summary

Q4 2009 ADS Roadshow 12
©2009 ADS Alliance Data Systems, Inc.
Alliance Data’s Safe Harbor
Statement/Forward-Looking Statements
•
This presentation may contain forward-looking statements within the meaning of Section 27A of the Securities Act of
1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements may use words such as "anticipate," "believe," "estimate," "expect," "intend," "predict," "project" and similar expressions as they relate to us or our management. When we make forward-looking statements, we are basing them on our management's beliefs and assumptions, using information currently available to us. Although we believe that the expectations reflected in the forward-looking statements are reasonable, these forward-looking statements are subject to risks, uncertainties and assumptions, including those discussed in our filings with the Securities and Exchange
Commission.
•
If one or more of these or other risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, actual results may vary materially from what we projected. Any forward-looking statements contained in this presentation reflect our current views with respect to future events and are subject to these and other risks, uncertainties and assumptions relating to our operations, results of operations, growth strategy and liquidity. These risks, uncertainties and assumptions include those made with respect to and any developments related to the termination of the proposed merger with an affiliate of The Blackstone Group, including risks and uncertainties arising from actions that the parties to the merger agreement or third parties may take in connection therewith. We have no intention, and disclaim any obligation, to update or revise any forward-looking statements, whether as a result of new information, future results or otherwise.
•
"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995: Statements in this presentation regarding Alliance Data Systems Corporation's business which are not historical facts are "forward-looking statements" that involve risks and uncertainties. For a discussion of such risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see "Risk Factors" in the Company's
Annual Report on Form 10-K for the most recently ended fiscal year. Risk factors may be updated in Item 1A in each of the Company's Quarterly Reports on Form 10-Q for each quarterly period subsequent to the Company's most recent Form 10-K.

Q4 2009 ADS Roadshow 13
©2009 ADS Alliance Data Systems, Inc.
Financial Measures
•
In addition to the results presented in accordance with generally accepted accounting principles, or GAAP, the Company presents financial measures that are non-GAAP measures, such as adjusted EBITDA, operating EBITDA and cash earnings per share. The Company believes that these non-GAAP measures, viewed in addition to and not in lieu of the Company's reported
GAAP results, provide useful information to investors regarding its performance and overall results of operations. These metrics are an integral part of the
Company's internal reporting to measure the performance of reportable segments and the overall effectiveness of senior management. Definitions of these financial terms and reconciliations of these financial measures to comparable GAAP measures are available on the Company's website, but only for prior reported periods and not on a forward-looking basis. The non-GAAP measures presented herein may not be comparable to similarly titled measures presented by other companies, and are not identical to corresponding measures used in our various agreements or public filings.